Supplement dated September 8, 2014 to the
Currently Effective Statement of Additional Information (SAI) of
Advanced Series Trust, The Prudential Series Fund, and Prudential’s Gibraltar Fund, Inc.

Effective as of September 8, 2014 Chad A. Earnst is the Chief Compliance Officer of the Funds. In order to reflect Mr. Earnst’s appointment as Chief Compliance Officer, the following biographical information is inserted into the table in Part I of each SAI entitled “Information About Board Members and Officers.” All references and information pertaining to Raymond A. O’Hara as the Chief Compliance Officer are hereby deleted. Mr. O’Hara will continue to serve as Chief Legal Officer of the Funds.

Name, Address and Age Position with the Trust	Principal Occupations During Past 5 Years
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential's Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.

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